EQ ADVISORS TRUSTSM

SUPPLEMENT DATED APRIL 18, 2018 TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2017, AS SUPPLEMENTED

This Supplement updates certain information contained in the Prospectus and Statement of Additional Information of EQ Advisors Trust (“Trust”) dated May 1, 2017, as supplemented. You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information and retain it for future reference. You may obtain an additional copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding a change to the portfolio managers for the 1290 VT Micro Cap Portfolio (“Portfolio”).

Information Regarding

1290 VT Micro Cap Portfolio

Effective immediately, Arthur K. Weise no longer serves as a member of the team that is responsible for the securities selection, research and trading for the Active Allocated Portion of the Portfolio.

References to Arthur K. Weise contained in the sections of the Prospectus entitled “1290 VT Micro Cap Portfolio – Class IB and K Shares – Who Manages the Portfolio – Sub-Adviser: Lord, Abbett & Co. LLC” and “Management of the Trust – The Sub-Advisers – Lord, Abbett & Co. LLC” are hereby deleted in their entirety.

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References to Arthur K. Weise, contained in the section of the Statement of Additional Information entitled “Appendix C – Portfolio Manager Information” with respect to the Portfolio are hereby deleted in their entirety.